UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 12, 2018

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 19, 2018, Sanmina Corporation (the “Company”) issued the press release attached as Exhibit 99.1 providing certain preliminary GAAP and non-GAAP financial results for the fiscal quarter ended December 30, 2017 and preliminary second quarter outlook for its current fiscal quarter ending March 31, 2018.

The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this Item 2.02 shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 12, 2018, the Company adopted a consolidated restructuring plan impacting three of its manufacturing facilities.  As a result of this plan, the Company expects to incur restructuring charges of approximately $25 million to $35 million over the period of the consolidated restructuring plan, all of which are expected to be cash. In connection with this plan, the Company expects to record charges in its first quarter of fiscal 2018 of approximately $15 million to $25 million, consisting of severance and retention pay for affected employees to be paid over the period of the consolidated restructuring plan.  The Company expects to complete the actions taken under this plan through the first quarter of fiscal 2020. The Company will continue to evaluate the consolidated restructuring plan, and any further actions that may be required under it, which could cause the Company to incur additional restructuring charges related to this plan in the future. The restructuring charges provided herein are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.  Final results could differ materially from those projected in these statements as a result of a number of factors, including changes to the estimates given herein as a result of completion of quarter-end closing activities, including finalization of all entries.

ITEM 7.01  REGULATION FD DISCLOSURE

On January 19, 2018, the Company issued the press release attached as Exhibit 99.1 providing the Company’s expectation of the impact of the Tax Cuts and Jobs Act on the Company’s GAAP income tax expense for the fiscal quarter ended December 30, 2017.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on January 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ David R. Anderson
David R. Anderson
Executive Vice President and Chief Financial Officer

Date: January 19, 2018